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                                  EXHIBIT 10.9

                                 AWARD/CONTRACT

1.      This contract is under DPAS (15CFS)

2.      Contract (Pro. Inst. Ident.) No. GS-10F-0040L

3.      Effective Date 11/01/2000

5.      Issued by General Services Administration
        Acquisition Division (10FTP-E)
        400 15th St. SW
        Auburn, WA 98001-6599

7. Name and address of contractor (No., street, city, county, State, and Zip Code)
        EnvironMax.com., Inc.
        4190 S. Highland Dr., Suite 200
        Salt Lake City, Ut 84124

8.      Delivery FOB Origin FOB Destination

9.      Discount for prompt payment - Net 30 days

10. Submit invoices (4 copies unless otherwise specified) to the address show in

11.     Ship to/mark for
        To be shown on delivery order

12.     Payment will be made by
        To be shown on delivery order

13.     Authority for using other full and open competition
        10 U.S.C. 2304 41 U.S.C. 2530

14.     Accounting and appropriation data

15A.    Item No.

15B.    Supplies/Services

15C.    Quantity

15D     Unit

15E.    Unit price

15F.     Amount

Multiple award federal supply
schedule contract for:                  FSC 8999-Environmental Advisory Services

Contract period:                        11/01/2000 through 10/31/2005

Sins awarded:                           899-2, 3 and 5

15G.    Total amount of contract
16.     Table of contents

(x)     Sec     Description             Pages    (x)   Sec    Description                Pages
---     ---     -----------             -----    ---   ---    -----------                -----
                Part I - The Schedule                         Part II - Contract Clauses

        A.      Solicitation contract                  I.     Contract clauses



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
                form

        B.      Supplies or services                          Part III - List of
                and prices/cost                               Documents, Exhibits and
                                                              Other Attachments

        C.      Description/specs/                     J.     List of attachments
                work statement

        D.      Packaging and marking

        E.      Inspection and                         .      Part IV -
                acceptance                                    Representations and
                                                              Instructions

        F.      Deliveries or                          K.     Representation,
                performance                                   certifications and other
                                                              statements of offerors

        G.      Contract                               L.     Instrs., cond., and
                administration data                           notices to offerors

        H.      Special contract                       M.     Evaluation factors for
                requirements                                  award


17. Contractor's negotiated agreement (contractor is required to sign this document and return ___ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provision, representations, certifications and specifications, as were attached or incorporated by reference herein. (Attachments are list herein)

18. Award (Contractor is not required to sign this document.) Your offer on Solicitation Number TFTP-EW-99-8999-1 including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A.    Name and title of signer (Type or print)

19B.    Name of Contractor

        By
            ----------------------------------------
            (Signature of person authorized to sign)

20A.    Name of contracting officer
        Barbara S. Weitzel

20B.    United States of America
        By
            ----------------------------------------
               (Signature of Contracting Officer)

20C.    Date signed



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